SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                JANUARY 11, 2005


                         ENTERTAINMENT PROPERTIES TRUST
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


          MARYLAND                     1-13561                   43-1790877
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
      of incorporation)                                   Identification Number)

          30 WEST PERSHING ROAD, SUITE 201, KANSAS CITY, MISSOURI 64108
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (816) 472-1700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)



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ITEM 5.03 AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
     YEAR

(a) Entertainment Properties Trust (the "Company") has filed an amendment to Article EIGHTH, Section 1 of its Amended and Restated Declaration of Trust effective as of January 11, 2005, to increase the number of authorized preferred shares of beneficial interest, par value $0.01 per share, which the Company has the authority to issue from 5,000,000 to 10,000,000 shares.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     EXHIBIT NO.         DOCUMENT

     Exhibit 3.1         Amendment to Declaration of Trust


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Entertainment Properties Trust


Date: January 11, 2005                       By:   /s/ Fred L. Kennon
                                               ---------------------------------
                                                Fred L. Kennon
                                                Vice President, Treasurer and
                                                Chief Financial Officer